                                                 EXHIBIT 24


                         POWER OF ATTORNEY

                     UNION PACIFIC CORPORATION



        KNOW ALL MEN BY THESE PRESENTS, that ROBERT P. BAUMAN, a Director of Union Pacific Corporation, a Utah Corporation, hereby appoints L. WHITE MATTHEWS, III, CARL W. VON BERNUTH, JUDY L. SWANTAK and THOMAS E. WHITAKER, and each of them acting individually, his true and lawful attorney, each with power to act without the other and full power of substitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity as a Director, a Registration Statement on Form S-8 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to the issuance of shares of Common Stock of Union Pacific Corporation for use in connection with the Union Pacific Corporation/Chicago and North Western Transportation Company 1995 Stock Option Plan, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in his capacity as a Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 6th day of April, 1995.




                                   /s/ Robert P. Bauman
                                   ROBERT P. BAUMAN

                         POWER OF ATTORNEY

                     UNION PACIFIC CORPORATION



        KNOW ALL MEN BY THESE PRESENTS, that RICHARD B. CHENEY, a Director of Union Pacific Corporation, a Utah Corporation, hereby appoints L. WHITE MATTHEWS, III, CARL W. VON BERNUTH, JUDY L. SWANTAK and THOMAS E. WHITAKER, and each of them acting individually, his true and lawful attorney, each with power to act without the other and full power of substitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity as a Director, a Registration Statement on Form S-8 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to the issuance of shares of Common Stock of Union Pacific Corporation for use in connection with the Union Pacific Corporation/Chicago and North Western Transportation Company 1995 Stock Option Plan, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in his capacity as a Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 6th day of April, 1995.




                                /s/ Richard B. Cheney
                                RICHARD B. CHENEY

                         POWER OF ATTORNEY

                     UNION PACIFIC CORPORATION



            KNOW ALL MEN BY THESE PRESENTS, that E. VIRGIL CONWAY, a Director of Union Pacific Corporation, a Utah Corporation, hereby appoints L. WHITE MATTHEWS, III, CARL W. VON BERNUTH, JUDY L. SWANTAK and THOMAS E. WHITAKER, and each of them acting individually, his true and lawful attorney, each with power to act without the other and full power of substitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity as a Director, a Registration Statement on Form S-8 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to the issuance of shares of Common Stock of Union Pacific Corporation for use in connection with the Union Pacific Corporation/Chicago and North Western Transportation Company 1995 Stock Option Plan, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in his capacity as a Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 6th day of April, 1995.




                                /s/ E. Virgil Conway
                                E. VIRGIL CONWAY

                         POWER OF ATTORNEY

                     UNION PACIFIC CORPORATION



        KNOW ALL MEN BY THESE PRESENTS, that RICHARD K. DAVIDSON, a Director of Union Pacific Corporation, a Utah Corporation, hereby appoints L. WHITE MATTHEWS, III, CARL W. VON BERNUTH, JUDY L. SWANTAK and THOMAS E. WHITAKER, and each of them acting individually, his true and lawful attorney, each with power to act without the other and full power of substitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity as a Director, a Registration Statement on Form S-8 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to the issuance of shares of Common Stock of Union Pacific Corporation for use in connection with the Union Pacific Corporation/Chicago and North Western Transportation Company 1995 Stock Option Plan, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in his capacity as a Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 6th day of April, 1995.




                                   /s/ Richard K. Davidson
                                   RICHARD K. DAVIDSON

                         POWER OF ATTORNEY

                     UNION PACIFIC CORPORATION



            KNOW ALL MEN BY THESE PRESENTS, that SPENCER F. ECCLES, a Director of Union Pacific Corporation, a Utah Corporation, hereby appoints L. WHITE MATTHEWS, III, CARL W. VON BERNUTH, JUDY L. SWANTAK and THOMAS E. WHITAKER, and each of them acting individually, his true and lawful attorney, each with power to act without the other and full power of substitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity as a Director, a Registration Statement on Form S-8 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to the issuance of shares of Common Stock of Union Pacific Corporation for use in connection with the Union Pacific Corporation/Chicago and North Western Transportation Company 1995 Stock Option Plan, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in his capacity as a Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 6th day of April, 1995.




                                /s/ Spencer F. Eccles
                                SPENCER F. ECCLES

                         POWER OF ATTORNEY

                     UNION PACIFIC CORPORATION


     KNOW ALL MEN BY THESE PRESENTS, that ELBRIDGE T. GERRY, JR., a Director of Union Pacific Corporation, a Utah Corporation, hereby appoints L. WHITE MATTHEWS, III, CARL W. VON BERNUTH, JUDY L. SWANTAK and THOMAS E. WHITAKER, and each of them acting individually, his true and lawful attorney, each with power to act without the other and full power of substitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity as a Director, a Registration Statement on Form S-8 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to the issuance of shares of Common Stock of Union Pacific Corporation for use in connection with the Union Pacific Corporation/Chicago and North Western Transportation Company 1995 Stock Option Plan, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in his capacity as a Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 6th day of April, 1995.





                               /s/ Elbridge T. Gerry, Jr.
                               ELBRIDGE T. GERRY, JR.

                         POWER OF ATTORNEY

                     UNION PACIFIC CORPORATION



     KNOW ALL MEN BY THESE PRESENTS, that WILLIAM H. GRAY, a Director of Union Pacific Corporation, a Utah Corporation, hereby appoints L. WHITE MATTHEWS, III, CARL W. VON BERNUTH, JUDY L. SWANTAK and THOMAS E. WHITAKER, and each of them acting individually, his true and lawful attorney, each with power to act without the other and full power of substitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity as a Director, a Registration Statement on Form S-8 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to the issuance of shares of Common Stock of Union Pacific Corporation for use in connection with the Union Pacific Corporation/Chicago and North Western Transportation Company 1995 Stock Option Plan, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in his capacity as a Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 6th day of April, 1995.




                                /s/ William H. Gray, III
                                WILLIAM H. GRAY, III

                         POWER OF ATTORNEY

                     UNION PACIFIC CORPORATION



    KNOW ALL MEN BY THESE PRESENTS, that JUDITH RICHARDS HOPE, a Director of Union Pacific Corporation, a Utah Corporation, hereby appoints L. WHITE MATTHEWS, III, CARL W. VON BERNUTH, JUDY L. SWANTAK and THOMAS E. WHITAKER, and each of them acting individually, his true and lawful attorney, each with power to act without the other and full power of substitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity as a Director, a Registration Statement on Form S-8 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to the issuance of shares of Common Stock of Union Pacific Corporation for use in connection with the Union Pacific Corporation/Chicago and North Western Transportation Company 1995 Stock Option Plan, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in his capacity as a Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 6th day of April, 1995.




                                /s/ Judith Richards Hope
                                JUDITH RICHARDS HOPE

                         POWER OF ATTORNEY

                     UNION PACIFIC CORPORATION



    KNOW ALL MEN BY THESE PRESENTS, that LAWRENCE M. JONES, a Director of Union Pacific Corporation, a Utah Corporation, hereby appoints L. WHITE MATTHEWS, III, CARL W. VON BERNUTH, JUDY L. SWANTAK and THOMAS E. WHITAKER, and each of them acting individually, his true and lawful attorney, each with power to act without the other and full power of substitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity as a Director, a Registration Statement on Form S-8 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to the issuance of shares of Common Stock of Union Pacific Corporation for use in connection with the Union Pacific Corporation/Chicago and North Western Transportation Company 1995 Stock Option Plan, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in his capacity as a Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 6th day of April, 1995.




                                /s/ Lawrence M. Jones
                                LAWRENCE M. JONES

                         POWER OF ATTORNEY

                     UNION PACIFIC CORPORATION



    KNOW ALL MEN BY THESE PRESENTS, that RICHARD J. MAHONEY, a Director of Union Pacific Corporation, a Utah Corporation, hereby appoints L. WHITE MATTHEWS, III, CARL W. VON BERNUTH, JUDY L. SWANTAK and THOMAS E. WHITAKER, and each of them acting individually, his true and lawful attorney, each with power to act without the other and full power of substitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity as a Director, a Registration Statement on Form S-8 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to the issuance of shares of Common Stock of Union Pacific Corporation for use in connection with the Union Pacific Corporation/Chicago and North Western Transportation Company 1995 Stock Option Plan, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in his capacity as a Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 6th day of April, 1995.




                                /s/ Richard J. Mahoney
                                RICHARD J. MAHONEY

                         POWER OF ATTORNEY

                     UNION PACIFIC CORPORATION



    KNOW ALL MEN BY THESE PRESENTS, that CLAUDINE B. MALONE, a Director of Union Pacific Corporation, a Utah Corporation, hereby appoints L. WHITE MATTHEWS, III, CARL W. VON BERNUTH, JUDY L. SWANTAK and THOMAS E. WHITAKER, and each of them acting individually, his true and lawful attorney, each with power to act without the other and full power of substitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity as a Director, a Registration Statement on Form S-8 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to the issuance of shares of Common Stock of Union Pacific Corporation for use in connection with the Union Pacific Corporation/Chicago and North Western Transportation Company 1995 Stock Option Plan, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in his capacity as a Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 6th day of April, 1995.




                                /s/ Claudine B. Malone
                                CLAUDINE B. MALONE

                         POWER OF ATTORNEY

                     UNION PACIFIC CORPORATION



        KNOW ALL MEN BY THESE PRESENTS, that JACK L. MESSMAN, a Director of Union Pacific Corporation, a Utah Corporation, hereby appoints L. WHITE MATTHEWS, III, CARL W. VON BERNUTH, JUDY L. SWANTAK and THOMAS E. WHITAKER, and each of them acting individually, his true and lawful attorney, each with power to act without the other and full power of substitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity as a Director, a Registration Statement on Form S-8 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to the issuance of shares of Common Stock of Union Pacific Corporation for use in connection with the Union Pacific Corporation/Chicago and North Western Transportation Company 1995 Stock Option Plan, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in his capacity as a Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 6th day of April, 1995.




                                   /s/ Jack L. Messman
                                  JACK L. MESSMAN

                         POWER OF ATTORNEY

                     UNION PACIFIC CORPORATION



    KNOW ALL MEN BY THESE PRESENTS, that JOHN R. MEYER, a Director of Union Pacific Corporation, a Utah Corporation, hereby appoints L. WHITE MATTHEWS, III, CARL W. VON BERNUTH, JUDY L. SWANTAK and THOMAS E. WHITAKER, and each of them acting individually, his true and lawful attorney, each with power to act without the other and full power of substitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity as a Director, a Registration Statement on Form S-8 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to the issuance of shares of Common Stock of Union Pacific Corporation for use in connection with the Union Pacific Corporation/Chicago and North Western Transportation Company 1995 Stock Option Plan, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in his capacity as a Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 6th day of April, 1995.




                                /s/ John R. Meyer
                                JOHN R. MEYER

                         POWER OF ATTORNEY

                     UNION PACIFIC CORPORATION



    KNOW ALL MEN BY THESE PRESENTS, that THOMAS A. REYNOLDS, JR., a Director of Union Pacific Corporation, a Utah Corporation, hereby appoints L. WHITE MATTHEWS, III, CARL W. VON BERNUTH, JUDY L. SWANTAK and THOMAS E. WHITAKER, and each of them acting individually, his true and lawful attorney, each with power to act without the other and full power of substitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity as a Director, a Registration Statement on Form S-8 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to the issuance of shares of Common Stock of Union Pacific Corporation for use in connection with the Union Pacific Corporation/Chicago and North Western Transportation Company 1995 Stock Option Plan, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in his capacity as a Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 6th day of April, 1995.




                              /s/ Thomas A. Reynolds, Jr.
                              THOMAS A. REYNOLDS, JR.

                         POWER OF ATTORNEY

                     UNION PACIFIC CORPORATION



    KNOW ALL MEN BY THESE PRESENTS, that JAMES D. ROBINSON, III, a Director of Union Pacific Corporation, a Utah Corporation, hereby appoints L. WHITE MATTHEWS, III, CARL W. VON BERNUTH, JUDY L. SWANTAK and THOMAS E. WHITAKER, and each of them acting individually, his true and lawful attorney, each with power to act without the other and full power of substitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity as a Director, a Registration Statement on Form S-8 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to the issuance of shares of Common Stock of Union Pacific Corporation for use in connection with the Union Pacific Corporation/Chicago and North Western Transportation Company 1995 Stock Option Plan, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in his capacity as a Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 6th day of April, 1995.




                             /s/ James D. Robinson, III
                             JAMES D. ROBINSON, III

                         POWER OF ATTORNEY

                     UNION PACIFIC CORPORATION



    KNOW ALL MEN BY THESE PRESENTS, that ROBERT W. ROTH, a Director of Union Pacific Corporation, a Utah Corporation, hereby appoints L. WHITE MATTHEWS, III, CARL W. VON BERNUTH, JUDY L. SWANTAK and THOMAS E. WHITAKER, and each of them acting individually, his true and lawful attorney, each with power to act without the other and full power of substitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity as a Director, a Registration Statement on Form S-8 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to the issuance of shares of Common Stock of Union Pacific Corporation for use in connection with the Union Pacific Corporation/Chicago and North Western Transportation Company 1995 Stock Option Plan, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in his capacity as a Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 6th day of April, 1995.




                                /s/ Robert W. Roth
                                ROBERT W. ROTH

                         POWER OF ATTORNEY

                     UNION PACIFIC CORPORATION



    KNOW ALL MEN BY THESE PRESENTS, that RICHARD D. SIMMONS, a Director of Union Pacific Corporation, a Utah Corporation, hereby appoints L. WHITE MATTHEWS, III, CARL W. VON BERNUTH, JUDY L. SWANTAK and THOMAS E. WHITAKER, and each of them acting individually, his true and lawful attorney, each with power to act without the other and full power of substitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity as a Director, a Registration Statement on Form S-8 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to the issuance of shares of Common Stock of Union Pacific Corporation for use in connection with the Union Pacific Corporation/Chicago and North Western Transportation Company 1995 Stock Option Plan, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in his capacity as a Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 6th day of April, 1995.




                                /s/ Richard D. Simmons
                                RICHARD D. SIMMONS


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